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                                                                    EXHIBIT 4


NUMBER                               [Logo]                               SHARES


                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND


THIS CERTIFIES that                                              is the owner of


                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS
                                                            CUSIP


FULLY PAID AND NON-ASSESSABLE SHARES OF THE CAPITAL STOCK, PAR VALUE OF ONE CENT ($.01) PER SHARE, OF VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC. (HEREINAFTER CALLED THE "CORPORATION"), TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND THE BY-LAWS OF THE CORPORATION, TO ALL OF WHICH THE HOLDER OF THIS CERTIFICATE BY ACCEPTANCE HEREOF ASSENTS.

     THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

                                     [Seal]            Dated


          /s/ David T. Henigson                        /s/ Jean B. Buttner
                  SECRETARY                                    CHAIRMAN

              PLEASE DETACH AND DISCARD UNLESS CHANGES ARE REQUIRED

                VALUE LINE U.S. MULTINATIONAL COMPANY FUND, INC.


NUMBER                                                 SHARES
KCK

ACCOUNT NO.         ALPHA CODE          DEALER NO.               CONFIRM NO.

TRADE DATE                              CONFIRM DATE             BATCH I.D. NO.


               CHANGE NOTICE: IF THE ABOVE INFORMATION IS INCORRECT OR MISSING, PLEASE PRINT THE CORRECT INFORMATION BELOW AND RETURN TO:
                    VALUE LINE C/O NATIONAL FINANCIAL DATA SERVICE